UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Soliciting Material Under Rule 14a-12

REGIS CORPORATION
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
STARBOARD VALUE LP
STARBOARD VALUE AND OPPORTUNITY S LLC
STARBOARD VALUE GP LLC
STARBOARD PRINCIPAL CO LP
STARBOARD PRINCIPAL CO GP LLC
JAMES P. FOGARTY
JEFFREY C. SMITH
DAVID P. WILLIAMS
PETER A. FELD
MARK MITCHELL

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 2, 2011

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

___________, 2011

Dear Fellow Shareholder:

Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”) and the other participants in this solicitation (collectively, “Starboard” or “we”) are the beneficial owners of an aggregate of  2,709,707 shares of common stock, $0.05 par value (the “Common Stock”) of Regis Corporation (the “Company”), representing approximately 4.7% of the outstanding shares of Common Stock of the Company.  For the reasons set forth in the attached Proxy Statement, we are seeking representation on the Board of Directors of the Company.  We are seeking your support at the annual meeting of shareholders scheduled to be held at ______________ located at ___ ________, ________, _________ _______ on _______, _______, 2011 at __:__ _.m., local time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.	To elect Starboard V&O Fund’s three nominees to the Board of Directors in opposition to certain of the Company’s incumbent directors;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;

3.	[SAY-ON PAY];

4.	[SAY-WHEN-ON PAY];and

5.	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We are seeking three seats on the Company’s Board of Directors (the “Board”) to ensure that the interests of the shareholders, the true owners of the Company, are appropriately represented in the boardroom.  The Board is currently composed of seven directors, all of whom are up for election at the Annual Meeting.  Through the attached Proxy Statement, we are soliciting proxies to elect not only our three director nominees, but also the candidates who have been nominated by the Company other than _______________, _______________ and _______________.  This gives shareholders the ability to vote for the total number of directors up for election at the Annual Meeting.  The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today.  The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the shareholders on or about ___________, 2011.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at their address and toll-free numbers listed below.

Thank you for your support.

Jeffrey C. Smith

Starboard Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Starboard’s proxy materials,
please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC
437 Madison Avenue, 28th Floor
New York, N.Y. 10022
(212) 297-0720
Shareholders Call Toll-Free at: 855-208-8903
E-mail: info@okapipartners.com

2011 ANNUAL MEETING OF SHAREHOLDERS
OF
REGIS CORPORATION
_________________________

PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Starboard Value and Opportunity Master Fund Ltd, a Cayman Islands exempted company (“Starboard V&O Fund”), Starboard Value and Opportunity S LLC, a Delaware limited liability company (“Starboard LLC”), Starboard Value LP (“Starboard Value LP”), Starboard Value GP LLC (“Starboard Value GP”), Starboard Principal Co LP (“Principal Co”), as a member of Starboard Value GP, Starboard Principal Co GP LLC (“Principal GP”), Peter A. Feld, Mark Mitchell and Jeffrey C. Smith (collectively, “Starboard” or “we”) are significant shareholders of Regis Corporation, a Minnesota corporation (the “Company”).  We are seeking representation on the Board of Directors of the Company (the “Board”) because we believe that the Board could be improved with independent directors who have strong, relevant backgrounds and the operational expertise necessary to fully explore available opportunities to improve shareholder value.  We are seeking your support at the annual meeting of shareholders scheduled to be held at ______________ located at ___ ________, ________, _________ _______ on _______, _______, 2011 at __:__ _.m. (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.
To elect Starboard V&O Fund’s director nominees, James P. Fogarty, Jeffrey C. Smith and David P. Williams (each a “Nominee” and, collectively, the “Nominees”), to serve as directors of the Company to hold office until the 2012 annual meeting of shareholders and until their respective successors shall have been selected and qualified, in opposition to certain of the Company’s incumbent directors whose terms expire at the Annual Meeting;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;

3.	[SAY-ON PAY];

4.	[SAY-WHEN-ON PAY];and

5.	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy Statement is soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by the Company other than _______________, _______________ and _______________.  This gives shareholders who wish to vote for our Nominees the ability to vote for a full slate of ten nominees in total.  This gives shareholders who wish to vote for our Nominees the ability to vote for the total number of directors up for election at the Annual Meeting.

As of the date hereof, the members of Starboard own 2,128,445 shares of common stock, $0.05 par value (the “Shares”) of the Company.  In addition, the members of Starboard are the beneficial owners of $8,929,000 principal amount of 5% convertible senior notes due 2014 (the “Notes”), convertible into 577,462* Shares.

The Company has set the close of business on _________, 2011 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 7201 Metro Boulevard, Edina, Minnesota 55439.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were _________ Shares outstanding.  The participants in this solicitation intend to vote all of their Shares FOR the election of the Nominees.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH STARBOARD IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

STARBOARD URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at
http://www.___________.com

* Calculated based on a conversion rate of 64.6726 Shares per $1,000 principal amount of Notes (representing an initial conversion price of approximately $15.46 per Share).

IMPORTANT

Your vote is important, no matter how few Shares you own.  Starboard urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees.

•
If your Shares are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Starboard, c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed postage-paid envelope today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Shares on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our three independent Nominees only on our WHITE proxy card.  So please make certain that the latest dated proxy card you return is the WHITE proxy card.

OKAPI PARTNERS LLC 437 Madison Avenue, 28th Floor New York, N.Y. 10022 (212) 297-0720 Shareholders Call Toll-Free at: 855-208-8903 E-mail: info@okapipartners.com

Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

❖	On June 21, 2011, representatives of Starboard held a conference call with Randy Pearce, the Company’s President, to discuss the Company’s strategy and business fundamentals.

❖
On July 5, 2011, representatives of Starboard held a conference call with Mark Fosland, Senior Vice President of Finance and Investor Relations for the Company, to discuss the Company’s strategy and business fundamentals.

❖
On July 22, 2011, representatives of Starboard held a conference call with Andy Larew, Director of Finance and Investor Relations for the Company, to discuss the Company’s strategy and business fundamentals.

❖
On July 28, 2011, Starboard delivered a letter to the Company (the “Nomination Letter”) nominating James P. Fogarty, Jeffrey C. Smith and David P. Williams for election to the Board at the Annual Meeting.

❖	On July 29, 2011, Starboard delivered a supplement to the Nomination Letter to the Company.

❖
On August 8, 2011, representatives of Starboard met with Paul Finkelstein, the Company’s Chairman & CEO and Mr. Pearce to discuss the Company’s strategy, business fundamentals and various corporate governance issues, including the potential nomination of directors to the Board.

❖
On August 16, 2011, Starboard delivered a letter to the Board (the “August 16 Letter”).  The letter outlined Starboard’s belief that the Company is undervalued and trades at a discount to the value of the sum of its parts and far below its specialty retail peers as a result of deteriorating operating results, driven in part by a bloated cost structure and a lack of operational focus.  Starboard stressed that the Company should dramatically reduce operating expenses, exit non-core businesses, and focus on its core North American salon business.

❖	On August 16, 2011, the Company issued a statement confirming receipt of the August 16 Letter and committing to engaging with shareholders about value creating ideas.

❖
On August 25, 2011, the Company reported fourth quarter earnings and held a conference call to discuss the results.  The Company refused to answer questions related to Starboard or discuss potential alternatives suggested by Starboard in the August 16 Letter on the call.

REASONS FOR THE SOLICITATION

We are soliciting your support to elect our Nominees at the Annual Meeting.  We believe the current Board has failed to maximize value for shareholders and we have little confidence the Board as currently composed will adequately address the following serious issues that face the Company:

•	We are concerned with the Company’s historically weak stock price performance and low valuation;

•	We believe the Board and management have failed to adequately address the Company’s bloated operating expenses;

•	We believe the Board and management have failed to fully explore alternatives for non-core assets; and

•	We believe the Board has failed to address corporate governance issues including excessive executive compensation, related party transactions, and lack of stock ownership by the Board.

In our view, the Board and management have had ample time to address these concerns, yet have failed to do so.  If elected at the Annual Meeting, the Nominees, who would represent a minority of the Board, would seek to work with the other Board members to address our concerns.  Our Nominees will, subject to their fiduciary duties as directors, endeavor to work with the other members of the Board to take the necessary steps to significantly reduce the Company’s operating expenses, re-focus the Company on its core North American salon business, and address the other business and corporate governance related issues highlighted above.

The Company’s stock price has significantly underperformed the broader US equity indices and its direct peer group over almost any time period.

We have serious concerns with the Company’s stock price performance.  Over almost any period of time, the Company’s stock price has materially underperformed.  As shown by the chart below, over the last one-, three- and five-year periods, the Company’s stock price has declined approximately -11.6%, -44.2% and -58.4%, respectively.  This negative performance has occurred despite modest increases in the broader equity markets and strong performance by the Company’s specialty retail peers.

		Share Price Performance (1)
	1 Year	3 Year	5 Year

Russell 2000 Index	22.5%	2.7%	8.1%
Specialty Retail Peer Group (1)	29.0%	37.3%	34.2%

Regis Corp.	-11.6%	-44.2%	-58.4%
Underperformance vs. Russell	-34.1%	-46.9%	-66.5%
Underperformance vs. Peer Group	-40.7%	-81.5%	-92.6%

1. Total Return as of August 30, 2011.  The Company’s 2010 Proxy defines “peer group” as: AAP, AZO, CBRL, DIN, EAT, FL, GME, HRB, JACK, PETM, PZZA, RSH, SBUX, SCI.

We are concerned with the Company’s poor operating performance.

The Company’s operating performance is a cause for serious concern.  Since 2004, operating expenses have grown by 86.8% yet revenue has only grown by 20.9%, resulting in significant operating margin contraction.  In fact, since 2004, operating margins have declined from 9.4% to 3.4%.

As illustrated in the chart below, despite having gross margins that are among the highest of its specialty retail peer group, the Company’s operating margins are currently among the lowest in the group.

Specialty Retail Operating Metrics

Gross Margins (1)		Operating Margins (1)
Starbucks Corporation	58.3%	DineEquity, Inc.	22.3%
AutoZone Inc.	50.8%	AutoZone Inc.	18.3%
Advance Auto Parts Inc.	50.0%	H&R Block, Inc.	17.8%
Regis Corp.	45.7%	Service Corp. International	16.3%
RadioShack Corp.	43.6%	Starbucks Corporation	13.0%
Foot Locker, Inc.	43.1%	Advance Auto Parts Inc.	10.0%
DineEquity, Inc.	36.5%	PetSmart, Inc.	7.7%
H&R Block, Inc.	36.3%	RadioShack Corp.	7.4%
PetSmart, Inc.	34.4%	Brinker International Inc.	7.4%
Cracker Barrel, Inc.	31.5%	Papa John's International Inc.	7.2%
Papa John's International Inc.	30.6%	Cracker Barrel, Inc.	7.1%
GameStop Corp.	26.7%	GameStop Corp.	6.9%
Service Corp. International	20.7%	Foot Locker, Inc.	6.4%
Brinker International Inc.	17.3%	Regis Corp.	3.4%
Jack in the Box Inc.	14.5%	Jack in the Box Inc.	3.1%

1. Gross margins and operating margins are for the last twelve months. Companies listed are consistent with the peer group outlined in the Company’s 2010 Proxy Statement.

We believe that the Company’s inability to adjust its cost structure to a lower revenue base has resulted in four consecutive years of declines in annual operating income.

Additionally, over the past 12 months the Company’s general and administrative expenses amounted to $340 million, approximately 14.6% of revenue.  We believe the Company has a higher portion of its cost structure dedicated to corporate overhead than virtually any other U.S. retailer of a similar size.

We believe that there are two major areas for cost savings: the Company’s North American salon business and unallocated corporate overhead.  In particular, we believe a restructuring of the North American salon business field organization into a unified and integrated field organization should result in significant cost savings resulting in an organization better equipped to share best practices and drive profitability enhancements throughout the network.  We believe a second area of focus for cost reductions is unallocated corporate overhead, which amounted to approximately $168 million for the 2011 fiscal year, up from approximately $90 million for the 2004 fiscal year.

We believe the Company should fully explore strategic alternatives for non-core assets.

The Company wholly or partially owns several non-core assets, including Hair Club for Men & Women (“Hair Club”), 400 international salons, Provalliance, and the Empire Education Group.  We believe these businesses are non-core, and are a distraction to management and the Board.  Specifically, we believe that Hair Club would be attractive to a number of potential acquirers, who would be better able to realize the value of this asset.  We also believe the Company’s international salon business is far less profitable than the North American business because the Company lacks the scale and expertise to properly manage international locations.  Additionally, the Provalliance and Empire Education group businesses are not reflected in the Company’s consolidated EBITDA and, as such, we believe that investors are potentially ignoring the value of these non-core assets.  We believe the Board should take the necessary steps to appropriately monetize non-core assets.

We believe the Company is significantly undervalued due to the issues highlighted above.

                We believe the Company currently trades at a steep discount to the value of the sum of its parts and at an EBITDA multiple that is far below its specialty retail peers.  We believe this valuation discrepancy is directly related to the issues highlighted above.  We believe these issues could be remedied based on actions within the control of management and the Board.

WE BELIEVE THE BOARD HAS FAILED TO ADDRESS CORPORATE GOVERNANCE ISSUES INCLUDING EXCESSIVE EXECUTIVE COMPENSATION, RELATED PARTY TRANSACTIONS AND A LACK OF STOCK OWNERSHIP BY THE BOARD

We are concerned that executive compensation is excessive and not aligned with performance.

We believe management’s ability to properly evaluate and address the serious challenges facing the Company is further compromised by the misalignment between compensation and the Company’s performance.

Three out of the last four years, the Company has received a D grade from Glass Lewis & Co., a leading proxy advisory service (“Glass Lewis”), for its executive compensation.  Specifically, Glass Lewis noted that the Company paid compensation to its CEO on par with the Company’s peers, despite performance that was worse than the Company’s peers.  As a result, Glass Lewis recommended that shareholders withhold votes for the chairman of the compensation committee of the Board at the 2010 annual meeting of shareholders.

ISS Proxy Advisory Services, another leading proxy advisory service (“ISS”), also noted the Company’s poor total shareholder return and the CEO’s above average pay, and the unnecessary tax gross-ups paid by the Company on benefits for executives.  ISS singled out the tax gross-ups as an unnecessary cost to shareholders and a form of compensation that is not based on performance.  ISS recommended shareholders withhold their votes for the members of the compensation committee of the Board at the 2009 annual meeting of shareholders and noted in 2010 that it will continue to monitor the Company’s compensation practices moving forward.

Additionally, we note that Paul Finkelstein, the Company’s CEO, collected nearly $15 million in compensation from 2008 through 2010, despite a Share price decline of over 30% during that same time frame.  The Company has also agreed to pay Mr. Finkelstein, commencing upon his retirement, an amount equal to 60% of his salary, adjusted for inflation, for the remainder of his life.

                We note further that the Company has a survivor benefit plan payable upon Mr. Finkelstein’s death at a rate of one half of his deferred compensation benefit, adjusted for inflation, for the remaining life of his spouse, and other unfunded deferred compensation contracts covering key executives within the Company.  The Company estimates the accrued liability and projected benefit obligation of these deferred compensation contracts totals over $33 million.

We are concerned with the Board’s lack of sufficient stock ownership.

We believe the Board’s ability to properly evaluate and address the serious challenges facing the Company is further compromised due to the Board’s minimal ownership of Shares held outright (i.e., Shares owned directly by the directors as opposed to Company-granted Shares issuable to the directors at a future date upon the exercise of stock options and represented by deferred share units).  Despite the Board’s greater than fourteen-year average tenure, and Chairman and CEO Finkelstein’s own 23 year Board tenure (including six as Chairman), as of August 31, 2010 the Board owned outright an aggregate of just 365,537 Shares, or just .63% of the outstanding Shares.  In contrast, Starboard beneficially owns an aggregate of 2,705,907 Shares, or approximately 4.7% of the outstanding Shares.

We are concerned with the Company’s related party transactions.

We note that David B. Kunin is the owner and CEO of Beautopia, LLC, which was paid $371,456 for hair care products in fiscal 2010.  Additionally, the Company paid Timothy Kunin, David Kunin’s brother, $265,184 for magazine subscriptions in fiscal 2010.  The Company also paid $258,086 in commissions to Michael Finkelstein, son of the Company’s Chairman and Chief Executive Officer, relating to life insurance policies maintained by the Company.  The Company also pays $250,000 per year to lease artwork from Curtis Squire Inc., the family investment company of the founder Myron Kunin, whose son, David Kunin, currently serves on the Board.  We have serious concerns with the Company engaging in these and other related party transactions.

Our Nominees have the experience and qualifications necessary to maximize value for shareholders.

James P. Fogarty is the former President and Chief Executive Officer of Charming Shoppes, Inc., a multi-brand, specialty apparel retailer.  Previously, Mr. Fogarty was a Managing Director of Alvarez & Marsal (“A&M”), an independent global professional services firm.  During his tenure at A&M, Mr. Fogarty most recently served as President and Chief Operating Officer of Lehman Brothers Holdings (subsequent to its Chapter 11 bankruptcy filing).  Mr. Fogarty is also the former President and Chief Executive Officer of American Italian Pasta Company, the largest producer of dry pasta in North America, and Chief Financial Officer of Levi Strauss & Co.  His extensive operational experience, including as a President, CEO, COO, CFO, and director of public and private companies, will prove to be a valuable asset to the Board.

Jeffrey C. Smith is a Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value LP.  As Chief Investment Officer of Starboard Value LP, he has significant experience evaluating companies from a financial, operational, and strategic perspective to identify inefficiencies and the resulting opportunities for value creation. Mr. Smith also has extensive public board experience and currently serves on the Board of Directors of Surmodics, Inc., a leading provider of drug delivery and surface modification technologies to the healthcare industry.  Mr. Smith’s experience in a variety of industries together with his management experience in a variety of roles enable Mr. Smith to provide the Company with valuable financial and executive insights.

David P. Williams is an Executive Vice President and the Chief Financial Officer of Chemed Company, a provider, through its subsidiaries, of hospice care, and repair and maintenance services.  Chemed is a public company with a $1.2 billion market capitalization and over $1.3 billion in annual sales.  Mr. Williams’ depth of experience in various senior executive roles of public and private companies and his accounting and financial expertise will enable him to assist in the effective oversight of the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of seven directors whose terms expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect the Nominees in opposition to three of the Company’s director nominees, [________], [________] and [________].  Your vote to elect the Nominees will have the legal effect of replacing three incumbent directors of the Company with the Nominees.  If elected, the Nominees will represent a minority of the members of the Board and therefore it is not guaranteed that they will have the ability to enhance shareholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company is set forth above in the section entitled “Reasons For Our Solicitation.”  This information has been furnished to us by the Nominees.  The Nominees are citizens of the United States of America.

James P. Fogarty, age 43, is a private investor.  From April 2009 until November 2010, Mr. Fogarty was President, Chief Executive Officer and Director of Charming Shoppes, Inc., a multi-brand, specialty apparel retailer.  Prior to that, Mr. Fogarty was a Managing Director of Alvarez & Marsal (“A&M”), an independent global professional services firm, from August 1994 until April 2009. He was also a member of A&M’s Executive Committee for North America Restructuring. During his tenure at A&M, Mr. Fogarty most recently served as President and Chief Operating Officer of Lehman Brothers Holdings (subsequent to its Chapter 11 bankruptcy filing) from September 2008 until April 2009. From September 2005 through February 2008, Mr. Fogarty was President and Chief Executive Officer of American Italian Pasta Company, the largest producer of dry pasta in North America. He served as the Chief Financial Officer of Levi Strauss & Co., a brand-name apparel marketer, from 2003 until 2005. From December 2001 through September 2003, he served as Senior Vice President and Chief Financial Officer and for a period as a Director of The Warnaco Group, a then $1,500,000,000 global apparel maker, which emerged from bankruptcy in early 2003 after completing a successful turnaround during his tenure.

Jeffrey C. Smith, age 39, is a Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value. Prior to founding Starboard Value, Mr. Smith was a Partner Managing Director of Ramius LLC, a subsidiary of Cowen Group, Inc. (“Cowen”), and the Chief Investment Officer of Ramius Value and Opportunity Master Fund Ltd. Mr. Smith was also a member of Cowen’s Operating Committee and Cowen’s Investment Committee.  Prior to joining Ramius LLC in January 1998, he served as Vice President of Strategic Development for The Fresh Juice Company, Inc. (“The Fresh Juice Company”). While at The Fresh Juice Company, Mr. Smith helped orchestrate three acquisitions quadrupling sales and doubling market value. He later initiated and completed the sale of The Fresh Juice Company to The Saratoga Beverage Group, Inc.  Mr. Smith has been a member of the Board of Directors of Surmodics, Inc., a leading provider of drug delivery and surface modification technologies to the healthcare industry, since January 2011.  Previously he served on the Board of Directors of Zoran Corporation, a leading provider of digital solutions in the digital entertainment and digital imaging market, from March 2011 until its merger with CSR plc in August 2011 .  Mr. Smith was the Chairman of the Board of Phoenix Technologies Ltd., a provider of core systems software products, services and embedded technologies, from November 2009 until the sale of the company to Marlin Equity Partners in November 2010.  He also served as a director of Actel Corporation, a provider of power management solutions, from March 2009 until its sale to Microsemi Corporation in October 2010.  Mr. Smith is a former member of the Board of Directors of S1 Corporation, Kensey Nash Corp., The Fresh Juice Company, Inc., and Jotter Technologies, Inc., an internet infomediary company. Mr. Smith served as a member of the Management Committee for Register.com, which provides internet domain name registration services. He began his career in the Mergers and Acquisitions department at Société Générale. Mr. Smith is a General Securities Registered Representative.

David P. Williams, age 50, has been the Executive Vice President of Chemed, a provider, through its subsidiaries, of hospice care, and repair and maintenance services, since May 2007, and its Chief Financial Officer since February 2004.  From 1998 until 2004, Mr. Williams was the Senior Vice President and Chief Financial Officer of the Roto-Rooter Group, a leading provider of commercial and residential plumbing and drain cleaning services and the largest subsidiary of Chemed.  Previously, from 1995 until 1998, Mr. Williams was the Chief Financial Officer of Chemed’s Omnia Group subsidiary, a manufacturer of disposable healthcare products, and from 1990 until 1995, was Senior Vice President and Chief Financial Officer of Omnicare’s Veratex Group, a national distributor of disposable medical, dental and pharmaceutical products.  Prior to joining Chemed, Mr. Williams was with Price Waterhouse in their Comprehensive Professional Services Group, from 1983 until 1990.  Mr. Williams holds a B.A. degree in accounting from Michigan State University and an M.B.A. from Michigan State University’s Executive Management Program.  Mr. Williams was on the executive committee and the board of trustees of one of the largest Ronald McDonald house operations in the United States from 2006 until 2010 and previously served on the board of trustees of Kids Helping Kids, an intensive 24/7 drug rehabilitation program.

As of the date hereof, Mr. Fogarty directly beneficially owned 1,800 Shares.  As of the date hereof, Mr. Williams directly beneficially owned 2,000 Shares.  Mr. Smith does not directly own any Shares.  Each of the Nominees, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own an aggregate of  2,709,707 Shares.  Each of the Nominees specifically disclaims beneficial ownership of such Shares that he does not directly own.  For information regarding purchases and sales during the past two years by Mr. Fogarty, Mr. Williams and the other members of the group of securities of the Company that may be deemed to be beneficially owned by the Nominees, see Schedule I.

Starboard V&O Fund and certain of its affiliates have signed letter agreements with each of Messrs. Fogarty and Williams, pursuant to which they have agreed to indemnify each of Messrs. Fogarty and Williams against claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions.

In addition, Starboard V&O Fund has signed compensation letter agreements with each of Messrs. Fogarty and Williams, pursuant to which Starboard V&O Fund has agreed to pay each of Messrs. Fogarty and Williams: (i) $10,000 in cash as a result of the submission by Starboard V&O Fund of its nomination of each of Messrs. Fogarty and Williams to the Board and (ii) $10,000 in cash upon the filing of a definitive proxy statement with the SEC relating to the solicitation of proxies in favor of each of Messrs. Fogarty and Williams’ election as a director at the Annual Meeting.  Pursuant to the compensation letter agreements, each of Messrs. Fogarty and Williams has agreed to use such compensation to acquire securities of the Company (the “Nominee Shares”).  If elected or appointed to serve as a director of the Board, each of Messrs. Fogarty and Williams agrees not to sell, transfer or otherwise dispose of any Nominee Shares within two years of his election or appointment as a director; provided, however, in the event that the Company enters into a business combination with a third party, each of Messrs. Fogarty and Williams may sell, transfer or exchange the Nominee Shares in accordance with the terms of such business combination.

Other than as stated herein, there are no arrangements or understandings between members of Starboard and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees are a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NYSE listing standards relating to board composition, including NYSE 303A.01 and NYSE 303A.02 and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.  No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the Shares represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws of the Company (the “Bylaws”) and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Shares represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Starboard that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

According to the Company’s Proxy Statement, the Audit Committee of the Board has selected PricewaterhouseCoopers LLP, certified public accountants and independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.  We do not object to the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor to perform the audit of the Company’s financial statements for the fiscal year ending June 30, 2011.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Starboard believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, FOR the candidates who have been nominated by the Company other than _______________, _______________ and _______________, FOR the ratification of the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending June 30, 2011, [ADDITIONAL PROPOSALS], and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

This Proxy Statement is soliciting proxies to elect not only our three Nominees, but also the candidates who have been nominated by the Company other than _______________, _______________ and _______________.  This gives shareholders who wish to vote for our three Nominees and such other persons the ability to do so.  Under applicable proxy rules we are required either to solicit proxies only for our three Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our three Nominees and for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our three Nominees to also vote for those of the Company’s nominees for whom we are soliciting proxies.  The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as directors if our Nominees are elected.

QUORUM

A majority of the outstanding Shares present in person or by proxy at the Annual Meeting is required to transact business, and constitutes a quorum for voting on items at the Annual Meeting.

VOTES REQUIRED FOR ELECTION OF DIRECTORS

Vote required for the election of directors.

According to the Company’s proxy statement, the affirmative vote of a plurality of the Shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the election to the Board of each of the nominees for director.  Shareholders do not have the right to cumulate their votes in the election of directors.  “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors.

Abstentions and broker non-votes will have no effect on the election of directors; however, brokers will have authority to vote Shares they hold without direction from their customers.

Vote required for the ratification of the appointment of PricewaterhouseCoopers LLP.  Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011 requires the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will not be counted as a vote in favor of this matter.

DISCRETIONARY VOTING

Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as the election of directors.  Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions.  Ratification of the appointment of the Company’s independent registered public accounting firm, is a “routine” matter for which brokers do not need voting instruction in order to vote Shares held by their customers.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 7201 Metro Boulevard, Edina, Minnesota 55439 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Okapi Partners may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OR FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Starboard.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Starboard V&O Fund has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $______, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Starboard V&O Fund has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Starboard V&O Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Okapi Partners will employ approximately 15-20 persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Starboard. Costs of this solicitation of proxies are currently estimated to be approximately $_____.  Starboard estimates that through the date hereof its expenses in connection with this solicitation are approximately $_______.  Starboard intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation.  Starboard does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees and the members of Starboard are participants in this solicitation.  The principal business of Starboard V&O Fund is serving as a private investment fund.  Starboard V&O Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance shareholder value.  Starboard LLC has been formed for the purpose of investing in securities and engaging in all related activities and transactions. Starboard Value LP provides investment advisory and management services and acts as the investment manager of Starboard V&O Fund and the manager of Starboard LLC.  The principal business of Starboard Value GP is providing a full range of investment advisory, pension advisory and management services and serving as the general partner of Starboard Value LP.  The principal business of Principal Co is providing investment advisory and management services.  Principal Co is a member of Starboard Value GP.  Principal GP serves as the general partner of Principal Co.  Messrs. Feld and Mitchell serve as members of Principal GP and the members of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP.

The address of the principal office of each of Starboard LLC, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP, and Messrs. Feld and Mitchell is 599 Lexington Avenue, 19th Floor, New York, New York 10022.  The address of the principal office of Starboard V&O Fund is c/o Citco Fund Services (Cayman Islands) Limited, Regatta Office Park, Windward 1, 2nd Floor, PO Box 31106, Grand Cayman KY1-1205, Cayman Islands.

As of the date hereof, Starboard V&O Fund directly beneficially owned 1,659,440 Shares.  As of the date hereof, Starboard V&O Fund beneficially owned in the aggregate $5,727,000 principal amount of Notes convertible into 370,380 Shares.  As of the date hereof, Starboard LLC directly beneficially owned 886,467 Shares.  As of the date hereof, Starboard LLC beneficially owned in the aggregate $3,202,000 principal amount of Notes convertible into 207,082 Shares.  As of the date hereof, Starboard Value LP beneficially owned 2,705,907 Shares (consisting of Shares beneficially owned by Starboard V&O Fund and Starboard LLC and 160,000 Shares held in certain managed accounts (the “Starboard Value Accounts”)).  Starboard Value GP, as the general partner of Starboard Value LP, may be deemed to beneficially own the 2,705,907 Shares beneficially owned by Starboard Value LP.  Principal Co, as a member of Starboard Value GP, may be deemed to beneficially own the 2,705,907 Shares beneficially owned by Starboard Value GP.  Principal GP, as the general partner of Principal Co, may be deemed to beneficially own the 2,705,907 Shares beneficially owned by Principal Co.  Each of Messrs. Feld and Mitchell, as a member of Principal GP and as a member of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed to beneficially own the 2,705,907 Shares beneficially owned by Principal GP.

Each participant in this solicitation, as a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own 2,709,707 Shares.  Each participant in this solicitation disclaims beneficial ownership of the Shares he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

The Shares purchased by each of Starboard V&O Fund, Starboard LLC and the Starboard Value Accounts were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Starboard is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

Shareholders who intend to present proposals and director nominees at the Company’s 2012 annual meeting of shareholders (the “2012 Annual Meeting”), and who wish to have such proposals included in the Company’s proxy statement for the 2012 Annual Meeting, must be certain that such proposals are received by the Company’s Corporate Secretary at 7201 Metro Boulevard, Edina, Minnesota 55439, not later than [_________]. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company’s proxy statement for the 2012 Annual Meeting.

For any proposal that is not submitted for inclusion in the Company’s proxy statement for the 2012 Annual Meeting, but is instead sought to be presented directly at the 2012 Annual Meeting, the Company must receive notice of such proposal not later than [_________] and not earlier than [_________], provided that in the event that the date of the 2012 Annual Meeting is more than 30 days before or more than 70 days after the anniversary date of the Annual Meeting, notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to the 2012 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2012 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Notices of intention to present proposals at the 2012 Annual Meeting should be addressed to the Company’s Secretary, 7201 Metro Boulevard, Edina, Minnesota 55439.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2012 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by Starboard that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  ALTHOUGH WE DO NOT HAVE ANY KNOWLEDGE INDICATING THAT ANY STATEMENT MADE BY IT HEREIN IS UNTRUE, WE DO NOT TAKE ANY RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF STATEMENTS TAKEN FROM PUBLIC DOCUMENTS AND RECORDS THAT WERE NOT PREPARED BY OR ON OUR BEHALF, OR FOR ANY FAILURE BY THE COMPANY TO DISCLOSE EVENTS THAT MAY AFFECT THE SIGNIFICANCE OR ACCURACY OF SUCH INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

________, 2011

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

All purchases and sales were made in the open market.

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

28,485	06/08/11
3,165	06/08/11
15,825	06/09/11
31,650	06/09/11
47,475	06/10/11
77,801*	06/10/11
24,575*	06/13/11
31,650	06/15/11
22,915	06/15/11
6,900	06/16/11
(1,000)	06/16/11
1,000	06/16/11
1,836	06/17/11
32,947	06/17/11
(73,618)	06/20/11
190	06/20/11
1,899	06/20/11
102,377*	06/20/11
23,820	06/21/11
18,990	06/22/11
15,825	06/22/11
20,269	06/22/11
15,825	06/23/11
12,660	06/23/11
26,143	06/23/11
31,650	06/24/11
55,198	06/24/11
23,927	06/27/11
30,258	06/27/11
3,925	06/28/11
(56,654)	07/01/11
(38,596)	07/05/11
(18,058)	07/06/11
(31,422)	07/07/11
(229)	07/08/11

79,375	07/14/11
31,750	07/14/11
63,500	07/15/11
4,286	07/15/11
63,500	07/18/11
7,782	07/18/11
11,589	07/18/11
2,096	07/19/11
31,750	07/26/11
21,873	07/26/11
21,167	07/27/11
21,167	07/27/11
47,803	07/27/11
15,875	07/29/11
48,900	08/01/11
40,000	08/01/11
35,000	08/02/11
20,212	08/02/11
64,548	08/03/11
26,732	08/04/11
55,224	08/05/11
19,104	08/08/11
48,900	08/11/11
81,358*	08/11/11
43,684	08/12/11
42,167*	08/12/11
31,296	08/15/11
19,337*	08/15/11
22,765*	08/18/11
62,608	09/01/11

STARBOARD VALUE AND OPPORTUNITY S LLC

16,515	06/08/11
1,835	06/08/11
9,175	06/09/11
18,350	06/09/11
27,525	06/10/11
45,077*	06/10/11
14,228	06/13/11
18,350	06/15/11
13,285	06/15/11
4,000	06/16/11
1,064	06/17/11
19,102	06/17/11
59,305*	06/20/11
(42,682)	06/20/11
110	06/20/11

* Represents shares of Common Stock underlying certain convertible senior notes.

1,101	06/20/11
13,810	06/21/11
11,010	06/22/11
9,175	06/22/11
11,752	06/22/11
9,175	06/23/11
7,340	06/23/11
15,157	06/23/11
18,350	06/24/11
32,002	06/24/11
13,873	06/27/11
17,543	06/27/11
2,275	06/28/11
(32,847)	07/01/11
(22,377)	07/05/11
(10,469)	07/06/11
(18,217)	07/07/11
(132)	07/08/11
45,625	07/14/11
18,250	07/14/11
36,500	07/15/11
2,463	07/15/11
36,500	07/18/11
4,473	07/18/11
6,662	07/18/11
1,204	07/19/11
18,250	07/26/11
12,572	07/26/11
12,166	07/27/11
12,166	07/27/11
27,477	07/27/11
9,125	07/29/11
26,100	08/01/11
10,788	08/02/11
34,452	08/03/11
14,268	08/04/11
29,476	08/05/11
10,196	08/08/11
26,100	08/11/11
43,395*	08/11/11
23,316	08/12/11
22,506*	08/12/11
16,704	08/15/11
10,412*	08/15/11
12,158*	08/18/11
30,837	09/01/11

* Represents shares of Common Stock underlying certain convertible senior notes.

STARBOARD VALUE LP
(Through the Starboard Value Accounts)

16,667	07/27/11
16,667	07/27/11
37,640	07/27/11
25,000	07/29/11
35,000	08/08/11

JAMES P. FOGARTY

1,800	08/05/11

DAVID P. WILLIAMS

2,000	07/28/11

* Represents shares of Common Stock underlying certain convertible senior notes.

SCHEDULE II

The following table contains information from the Company’s [____] filed with the Securities and Exchange Commission on ________.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many Shares you own, please give Starboard your proxy FOR the election of the Nominees by taking three steps:

●	SIGNING the enclosed WHITE proxy card,

●	DATING the enclosed WHITE proxy card, and

●	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

OKAPI PARTNERS LLC 437 Madison Avenue, 28th Floor New York, N.Y. 10022 (212) 297-0720 Shareholders Call Toll-Free at: 855-208-8903 E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED SEPTEMBER 2, 2011

WHITE PROXY CARD

REGIS CORPORATION

2011 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STARBOARD VALUE
AND OPPORTUNITY MASTER FUND LTD

THE BOARD OF DIRECTORS OF REGIS CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Jeffrey C. Smith and Peter A. Feld, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of the Regis Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2011 Annual Meeting of Shareholders of the Company scheduled to be held at ______________ located at ___ ________, ________, _________ _______ on _______, _______, 2011 at __:__ _.m., local time (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Starboard Value and Opportunity Master Fund Ltd (“Starboard”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with Starboard’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

STARBOARD STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL NO.1

Proposal  No. 1 – Starboard’s Proposal to elect James P. Fogarty, Jeffrey C. Smith and David P. Williams as directors of the Company.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees: James P. Fogarty Jeffrey C. Smith David P. Williams	[ ]	[ ]	[ ] ________________ ________________

STARBOARD INTENDS TO USE THIS PROXY TO VOTE (I) “FOR” MESSRS. FOGARTY, SMITH AND WILLIAMS AND (II) “FOR” THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY TO SERVE AS A DIRECTOR OTHER THAN _______, ________ AND ________ FOR WHOM STARBOARD IS NOT SEEKING AUTHORITY TO VOTE FOR AND WILL NOT EXERCISE ANY SUCH AUTHORITY.  THE NAMES, BACKGROUNDS AND QUALIFICATIONS OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY, AND OTHER INFORMATION ABOUT THEM, CAN BE FOUND IN THE COMPANY’S PROXY STATEMENT.

THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW.  YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).  YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE ADDITIONAL CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY BY WRITING THE NAME(S) OF THE NOMINEE(S) BELOW.

______________________________________________________

STARBOARD MAKES NO RECOMMENDATION ON PROPOSAL NO. 2

Proposal  No. 2 – The Company’s proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.